Amerigroup Florida, Inc. Medicaid HMO Contract d/b/a Amerigroup Community Care

AHCA CONTRACT NO. FA614

AMENDMENT NO. 6

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and AMERIGROUP FLORIDA, INC. D/B/A AMERIGROUP COMMUNITY CARE, hereinafter referred to as the “Vendor” or “Health Plan”, is hereby amended as follows:

1. Effective September 1, 2007, Attachment I, Scope of Services, is hereby amended to include Exhibit III-B, September 1, 2007-August 31, 2008 Medicaid Non-Reform HMO Capitation Rates, attached hereto and made a part of the Contract. All references in the Contract to Exhibit III-A, September 1, 2007 — August 31, 2008 Medicaid Non-Reform HMO Rates, shall hereinafter instead refer to Exhibit III-B, September 1, 2007- August 31, 2008 Medicaid Non-Reform HMO Capitation Rates, as appropriate.

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment and all its attachments are hereby made a part of the Contract.

This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this eight (8) page Amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, INC.STATE OF FLORIDA, AGENCY FOR
D/B/A/ AMERIGROUP COMMUNITY CAREHEALTH CARE ADMINISTRATION
SIGNED BY:		SIGNED BY:
NAME:William McHugh .......................		NAME:Andrew C. Agwunobi, M.D

TITLE: CEO		TITLE:Secretary

DATE:		DATE:
List of attachments included as part of this Amendment:
Specify Type	Letter/Number .............	Description

Exhibit	III-B	September 1, 2007- August 31, 2008 Medicaid Non-Reform HMO

Capitation Rates (5 Pages)

AHCA Contract No. FA614, Amendment No. 4, Page 1 of 1

AHCA Contract No. FA614, Exhibit III-B, Page 1 of 5

EXHIBIT III-A
September 1, 2007- August 31, 2008
Medicaid Non-Reform HMO Capitation Rates
By Area , Age and Eligibility Category
ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

TABLE 1
General Rates:
	TANF	SSI-N	SSI-B	SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21.54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

			Female	Male	Female	Male
011,131.99202.30 021,131.99202.30 31,296.42233.58 041,128.87203.75 051,260.50227.66 061,111.64201.87 071,129.81204.44 081,059.95192.36 091,098.82197.96 101,119.46203.01 111,448.96260.41	105.58 105.58 122.13 106.78 119.09 106.04 107.10 100.83 103.63 106.51 136.24	66.22 66.22 77.48 67.92 75.94 68.10 68.40 64.75 65.91 68.32 86.18	135.19 135.19 156.47 136.68 152.59 135.60 137.11 129.15 132.56 136.20 174.38	72.29 72.29 84.50 74.01 82.61 74.02 74.43 70.40 71.62 74.23 94.02	265.45 265.45 308.68 269.88 301.42 269.07 271.08 255.88 261.85 270.06 343.72	167.89 167.89 196.24 171.79 191.81 171.81 172.77 163.25 166.57 172.18 218.26	347.47 347.47 408.68 358.59 400.30 360.32 361.05 342.35 346.99 360.84 453.77	10,081.87 10,081.87 11,326.29 10,675.98 11,774.49 10,832.05 11,163.75 9,491.26 10,597.24 13,743.01 14,396.52	1,458.88 1,458.88 1,656.79 1,563.58 1,721.01 1,590.31 1,640.70 1,388.78 1,556.56 2,028.53 2,111.55	435.95 435.95 495.12 467.86 514.94 475.95 490.80 415.62 465.60 606.68 631.62	201.26 201.26 233.33 220.87 241.96 225.91 233.68 196.24 221.41 290.75 299.15	222.08 222.08 256.55 242.36 266.53 247.84 256.10 215.38 242.54 319.15 329.01	716.10 716.10 826.59 781.86 857.42 799.09 824.52 694.16 781.98 1,026.77 1,058.44	703.88 703.88 816.63 772.10 846.21 790.01 815.86 685.42 773.10 1,016.73 1,046.51	270.05 270.05 272.84 329.54 228.63 283.50 326.33 190.94 204.68 255.52 335.29	98.2880.72 98.2880.72 91.4075.41 94.1977.67 88.3873.66 85.4570.71 88.9173.77 84.4169.83 91.8076.03 105.0486.99 159.90130.52
TABLE 2 General + Mental Health Rates:
			TANF								SSI-N				SSI-B	SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21.54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

					Female	Male	Female	Male
01 02 03 04 05 06 07 08 09 10 11	1,132.01 1,132.02 1,296.43 1,128.88 1,260.51 1,111.66 1,129.83 1,059.96 1,098.84 1,119.48 1,448.98	202.32 202.33 233.59 203.76 227.67 201.89 204.46 192.37 197.98 203.03 260.43	107.22 108.49 123.45 108.15 120.30 107.89 108.88 102.09 105.18 108.43 137.86	77.91 86.47 86.66 77.48 84.61 81.34 81.08 73.55 76.72 81.68 97.47	146.11 148.60 162.55 143.01 160.70 147.98 148.96 134.98 139.72 145.05 181.86	83.21 85.70 90.58 80.34 90.72 86.40 86.28 76.23 78.78 83.08 101.50	269.89 268.86 310.23 271.49 304.71 274.10 275.90 257.36 263.67 272.31 345.62	172.33 171.30 197.79 173.40 195.10 176.84 177.59 164.73 168.39 174.43 220.16	351.22 350.43 410.02 359.98 403.08 364.57 365.12 343.63 348.57 362.79 455.42	10,081.95 10,082.03 11,326.36 10,676.09 11,774.54 10,832.12 11,163.81 9,491.33 10,597.31 13,743.10 14,396.60	1,458.96 1,459.04 1,656.86 1,563.69 1,721.06 1,590.38 1,640.76 1,388.85 1,556.63 2,028.62 2,111.63	443.39 449.74 501.38 477.61 519.96 482.47 496.92 421.62 471.93 615.03 638.59	249.30 280.06 269.08 276.60 274.37 268.01 273.18 230.52 257.55 338.45 338.94	266.06 267.29 277.06 274.33 296.20 286.38 292.26 235.05 263.28 346.52 351.84	797.48 768.77 850.48 819.11 912.32 870.40 891.44 717.07 806.13 1,058.65 1,085.04	734.86 728.75 827.91 789.69 867.11 817.15 841.33 696.24 784.51 1,031.78 1,059.07	271.05 291.04 279.47 354.09 231.36 284.81 328.92 197.79 211.53 262.37 342.52	109.93 113.28 100.38 110.96 101.19 89.33 99.42 97.63 101.39 113.09 167.95	92.37 95.72 84.39 94.44 86.47 74.59 84.28 83.05 85.62 95.04 138.57

AHCA Contract No. FA614, Exhibit III-B, Page 2 of 5

EXHIBIT III-A

September 1, 2007- August 31, 2008

Medicaid Non-Reform HMO Capitation Rates

By Area , Age and Eligibility Category

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

TABLE 3
General + MH + Dental Rates:
TANF	SSI-N	SSI-B	SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21.54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

		Female	Male	Female	Male
011,132.02202.33109.31
021,132.03202.34110.58
031,296.44233.60126.52
041,128.89203.77110.20
051,260.52227.69123.77
061,111.67201.90110.53
071,129.84204.47111.04
081,059.97192.38105.11
091,098.85197.99108.10
101,119.49203.04111.29
111,448.99260.44141.58
	82.23 90.79 93.00 81.71 91.76 86.79 85.54 79.80 82.75 87.56 105.13	150.59 153.08 169.14 147.39 168.12 153.63 153.58 141.46 145.98 151.15 189.81	86.99 89.48 96.13 84.03 96.98 91.17 90.17 81.69 84.06 88.23 108.20	271.74 270.71 313.24 274.30 311.90 277.72 278.43 260.37 264.42 274.13 347.23	173.97 172.94 200.46 175.89 201.49 180.05 179.84 167.40 169.94 176.05 221.59	354.63 353.84 415.57 365.17 416.36 371.26 369.79 349.19 351.80 366.16 458.40	10,081.95 10,082.03 11,326.37 10,676.09 11,774.55 10,832.13 11,163.81 9,491.34 10,597.31 13,743.11 14,396.61	1,458.97 1,459.05 1,656.88 1,563.70 1,721.08 1,590.40 1,640.77 1,388.87 1,556.64 2,028.64 2,111.65	445.59 451.94 504.76 479.82 524.88 485.64 500.03 424.74 474.66 618.77 642.83	253.12269.40 283.88270.63 274.93282.17 280.43277.68 282.89303.65 273.51291.19 278.58296.97 235.93239.77 262.28267.41 344.93352.19 346.28358.26	800.35 771.64 854.04 822.42 919.87 874.82 894.55 720.67 807.81 1,060.76 1,088.67	738.28 732.17 832.15 793.64 876.10 822.42 845.04 700.54 786.52 1,034.30 1,063.40	271.55 291.54 280.01 356.10 235.79 286.65 330.54 199.27 212.26 264.42 346.92	112.24 115.59 103.46 114.04 109.53 94.11 102.58 100.78 103.23 115.66 172.01	93.85 97.20 86.37 96.42 91.82 77.66 86.31 85.06 86.80 96.69 141.17
TABLE 4 General + MH + Transportation Rates:
		TANF								SSI-N				SSI-B	SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

					Female	Male	Female	Male
01 02 03 04 05 06 07 08 09 10 11	1,137.56 1,137.57 1,303.13 1,133.91 1,264.71 1,115.71 1.133.77 1,065.54 1,104.22 1,123.27 1,452.24	203.71 203.72 235.26 205.01 228.72 202.90 205.44 193.77 199.32 203.97 261.24	108.08 109.35 124.49 108.93 120.95 108.52 109.49 102.95 106.02 109.01 138.36	78.43 86.99 87.29 77.95 85.01 81.72 81.45 74.07 77.23 82.04 97.78	148.03 150.52 164.87 144.75 162.15 149.38 150.32 136.91 141.58 146.35 182.98	84.47 86.96 92.09 81.48 91.67 87.31 87.17 77.49 79.99 83.94 102.24	272.98 271.95 313.95 274.28 307.04 276.35 278.09 260.46 266.66 274.42 347.43	174.71 173.68 200.67 175.56 196.90 178.58 179.28 167.12 170.70 176.05 221.56	354.40 353.61 413.86 362.87 405.49 366.89 367.38 346.83 351.65 364.96 457.29	10,125.36 10,125.44 11,381.17 10,720.46 11,809.84 10,866.95 11,201.13 9,532.67 10,640.50 13,782.23 14,425.98	1,486.99 1,487.07 1,692.25 1,592.34 1,743.85 1,612.87 1,664.85 1,415.54 1,584.51 2,053.89 2,130.60	449.03 455.38 508.50 483.38 524.54 487.00 501.77 427.00 477.55 620.11 642.40	251.78 282.54 272.20 279.13 276.38 270.00 275.30 232.88 260.02 340.69 340.62	272.18 273.41 284.79 280.59 301.18 291.30 297.53 240.88 269.38 352.05 355.99	817.47 788.76 875.73 839.55 928.58 886.44 908.63 736.11 826.01 1,076.67 1,098.57	751.37 745.26 848.76 806.56 880.53 830.40 855.51 711.96 800.93 1,046.66 1,070.25	277.82 297.81 288.09 361.06 237.24 290.13 334.56 203.87 218.45 269.67 347.44	123.66 127.01 120.22 126.74 115.22 100.93 111.55 112.43 117.20 130.75 180.46	101.13 104.48 97.05 104.50 95.42 81.99 92.03 92.50 95.70 106.30 146.55

AHCA Contract No. FA614, Exhibit III-B, Page 3 of 5

EXHIBIT III-A
September 1, 2007- August 31, 2008
Medicaid Non-Reform HMO Capitation Rates
By Area , Age and Eligibility Category
ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

TABLE 5
General + Transportation Rates:
TANF	SSI-N	SSI-B	SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21.54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

			Female	Male	Female	Male
011,137.54203.69 021,137.54203.69 031,303.12235.25 041,133.90205.00 051,264.70228.71 061,115.69202.88 071,133.75205.42 081,065.53193.76 091,104.20199.30 101,123.25203.95 111,452.22261.22	106.44 106.44 123.17 107.56 119.74 106.67 107.71 101.69 104.47 107.09 136.74	66.74 66.74 78.11 68.39 76.34 68.48 68.77 65.27 66.42 68.68 86.49	137.11 137.11 158.79 138.42 154.04 137.00 138.47 131.08 134.42 137.50 175.50	73.55 73.55 86.01 75.15 83.56 74.93 75.32 71.66 72.83 75.09 94.76	268.54 268.54 312.40 272.67 303.75 271.32 273.27 258.98 264.84 272.17 345.53	170.27 170.27 199.12 173.95 193.61 173.55 174.46 165.64 168.88 173.80 219.66	350.65 350.65 412.52 361.48 402.71 362.64 363.31 345.55 350.07 363.01 455.64	10,125.28 10,125.28 11,381.10 10,720.35 11,809.79 10,866.88 11,201.07 9,532.60 10,640.43 13,782.14 14,425.90	1,486.91 1,486.91 1,692.18 1,592.23 1,743.80 1,612.80 1,664.79 1,415.47 1,584.44 2,053.80 2,130.52	441.59 441.59 502.24 473.63 519.52 480.48 495.65 421.00 471.22 611.76 635.43	203.74 203.74 236.45 223.40 243.97 227.90 235.80 198.60 223.88 292.99 300.83	228.20 228.20 264.28 248.62 271.51 252.76 261.37 221.21 248.64 324.68 333.16	736.09 736.09 851.84 802.30 873.68 815.13 841.71 713.20 801.86 1,044.79 1,071.97	720.39 720.39 837.48 788.97 859.63 803.26 830.04 701.14 789.52 1,031.61 1,057.69	277.61 277.61 281.24 336.51 234.51 288.82 331.97 197.02 211.60 262.82 340.21	112.01 112.01 111.24 109.97 102.41 97.05 101.04 99.21 107.61 122.70 172.41	89.48 89.48 88.07 87.73 82.61 78.11 81.52 79.28 86.11 98.25 138.50
TABLE 6 General + Dental Rates:
TANF									SSI-N						SSI-B	SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

					Female	Male	Female	Male
01 02 03 04 05 06 07 08 09 10 11	1,132.00 1,132.00 1,296.43 1,128.88 1,260.51 1,111.65 1,129.82 1,059.96 1,098.83 1,119.47 1,448.97	202.31 202.31 233.59 203.76 227.68 201.88 204.45 192.37 197.97 203.02 260.42	107.67 107.67 125.20 108.83 122.56 108.68 109.26 103.85 106.55 109.37 139.96	70.54 70.54 83.82 72.15 83.09 73.55 72.86 71.00 71.94 74.20 93.84	139.67 139.67 163.06 141.06 160.01 141.25 141.73 135.63 138.82 142.30 182.33	76.07 76.07 90.05 77.70 88.87 78.79 78.32 75.86 76.90 79.38 100.72	267.30 267.30 311.69 272.69 308.61 272.69 273.61 258.89 263.60 271.88 345.33	169.53 169.53 198.91 174.28 198.20 175.02 175.02 165.92 168.12 173.80 219.69	350.88 350.88 414.23 363.78 413.58 367.01 365.72 347.91 350.22 364.21 456.75	10,081.87 10,081.87 11,326.30 10,675.98 11,774.50 10,832.06 11,163.75 9,491.27 10,597.24 13,743.02 14,396.53	1,458.89 1,458.89 1,656.81 1,563.59 1,721.03 1,590.33 1,640.71 1,388.80 1,556.57 2,028.55 2,111.57	438.15 438.15 498.50 470.07 519.86 479.12 493.91 418.74 468.33 610.42 635.86	205.08 205.08 239.18 224.70 250.48 231.41 239.08 201.65 226.14 297.23 306.49	225.42 225.42 261.66 245.71 273.98 252.65 260.81 220.10 246.67 324.82 335.43	718.97 718.97 830.15 785.17 864.97 803.51 827.63 697.76 783.66 1,028.88 1,062.07	707.30 707.30 820.87 776.05 855.20 795.28 819.57 689.72 775.11 1,019.25 1,050.84	271.34 271.34 273.16 331.51 233.06 285.34 327.95 192.42 205.41 257.57 339.69	100.59 100.59 94.48 97.27 96.72 90.23 92.07 87.56 93.64 107.61 163.96	82.20 82.20 77.39 79.65 79.01 73.78 75.80 71.84 77.21 88.64 133.12

AHCA Contract No. FA614, Exhibit III-B, Page 4 of 5

EXHIBIT III-A
September 1, 2007- August 31, 2008
Medicaid Non-Reform HMO Capitation Rates
By Area , Age and Eligibility Category
ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

TABLE 7
General + Dental + Transportation Rates:
TANF	SSI-N	SSI-B	SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21.54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

Female	Male	Female	Male
011,137.55203.70108.5371.06141.59
021,137.55203.70108.5371.06141.59
031,303.13235.26126.2484.45165.38
041,133.91205.01109.6172.62142.80
051,264.71228.73123.2183.49161.46
061,115.70202.89109.3173.93142.65
071,133.76205.43109.8773.23143.09
081,065.54193.77104.7171.52137.56
091,104.21199.31107.3972.45140.68
101,123.26203.96109.9574.56143.60
111,452.23261.23140.4694.15183.45
	77.33 77.33 91.56 78.84 89.82 79.70 79.21 77.12 78.11 80.24 101.46	270.39 270.39 315.41 275.48 310.94 274.94 275.80 261.99 266.59 273.99 347.14	171.91 171.91 201.79 176.44 200.00 176.76 176.71 168.31 170.43 175.42 221.09	354.06 354.06 418.07 366.67 415.99 369.33 367.98 351.11 353.30 366.38 458.62	10,125..28 10,125.28 11,381.10 10,720.35 11,809.79 10,866.88 11,201.07 9,532.60 10,640.43 13,782.14 14,425.90	1,486.92 1,486.92 1,692.20 1,592.24 1,743.82 1,612.82 1,664.80 1,415.49 1,584.45 2,053.82 2,130.54	443.79 443.79 505.6 475.84 524.44 483.65 498.76 424.12 473.95 615.50 639.67	203.74 203.74 242.30 227.23 252.49 233.40 241.20 204.01 228.61 299.47 308.17	228.20 228.20 269.39 251.97 278.96 257.57 266.08 225.93 252.77 330.35 339.58	736.09 736.09 855.40 805.61 881.23 819.55 844.82 716.80 803.54 1,046.90 1,075.60	723.81 723.81 841.72 792.92 868.62 808.53 833.75 705.44 791.53 1,034.13 1,062.02	278.11 278.11 281.78 338.52 238.94 290.66 333.59 198.50 212.33 264.87 344.61	114.32 114.32 114.32 113.05 110.75 101.83 104.20 102.36 109.45 125.27 176.47	90.96 90.96 90.05 89.71 87.96 81.18 83.55 81.29 87.29 99.90 141.10
TABLE 8 General + Mental Health + Dental + Transportation Rates:
TANF						SSI-N						SSI-B	SSI-AB

Area BTHM0+2M0 3M0.11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) BTHMO+2M0 3M0-11MO AGE (1-5) AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+) AGE (65-) AGE (65+)

					Female	Male	Female	Male
01 02 03 04 05 06 07 08 09 10 11	1,137.57 1,137.58 1,303.14 1,133.92 1,264.72 1,115.72 1,133.78 1,065.55 1,104.23 1,123.28 1,452.25	203.72 203.73 235.27 205.02 228.74 202.91 205.45 193.78 199.33 203.98 261.25	110.17 111.44 127.56 110.98 124.42 111.16 111.65 105.97 108.94 111.87 142.08	82.75 91.31 93.63 82.18 92.16 87.17 85.91 80.32 83.26 87.92 105.44	152.51 155.00 171.46 149.13 169.57 155.03 154.94 143.39 147.84 152.45 190.93	88.25 90.74 97.64 85.17 97.93 92.08 91.06 82.95 85.27 89.09 108.94	274.83 273.80 316.96 277.09 314.23 279.97 280.62 263.47 268.41 276.24 349.04	176.35 175.32 203.34 178.05 203.29 181.79 181.53 169.79 172.25 177.67 222.99	357.81 357.02 419.41 368.06 418.77 373.58 372.05 352.39 354.88 368.33 460.27	10,125.36 10,125.44 11,381.18 10,720.46 11,809.85 10,866.96 11,201.13 9,532.68 10,640.50 13,782.24 14,425.99	1,487.00 1,487.08 1,692.27 1,592.35 1,743.87 1,612.89 1,664.86 1,415.56 1,584.52 2,053.91 2,130.62	451.23 457.58 511.88 485.59 529.46 490.17 504.88 430.12 480.28 623.85 646.64	255.60 286.36 278.05 282.96 284.90 275.50 280.70 238.29 264.75 347.17 347.96	275.52 276.75 289.90 283.94 308.63 296.11 302.24 245.60 273.51 357.72 362.41	820.34 791.63 879.29 842.86 936.13 890.86 911.74 739.71 827.69 1,078.78 1,102.20	754.79 748.68 853.00 810.51 889.52 835.67 859.22 716.26 802.94 1,049.18 1,074.58	278.32 298.31 288.63 363.07 241.67 291.97 336.18 205.35 219.18 271.72 351.84	125.97 129.32 123.30 129.82 123.56 105.71 114.71 115.58 119.04 133.32 184.52	102.61 105.96 99.03 106.48 100.77 85.06 94.06 94.51 96.88 107.95 149.15

EXHIBIT III-A
September 1, 2007- August 31, 2008
Medicaid Non-Reform HMO Capitation Rates
By Area , Age and Eligibility Category

Area Area 1 Area 2 Area 3 Area 4 Area 5 Area 6 Area 7 Area 8 Area 9 Area 10 Area 11	ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
Corresponding Counties
Escambia, Okaloosa, Santa Rosa, Walton
Bay, Calhoun, Franklin, Gadsden, Gulf, Holmes, Jackson, Jefferson, Leon, Liberty, Madison, Taylor, Washington, Wakulla
Alachua, Bradford, Citrus, Columbia, Dixie, Gilchrist, Hamiliton, Hemando, Lafayette, Lake, Levy, Marion, Putnam, Sumter, Suwannee, Union
Baker, Clay, Duval, Flagler, Nassau, St. Johns, Volusia
Pasco, Pinellas
Hardee, Highlands, Hillsborough, Manatee, Polk
Brevard, Orange, Osceola, Seminole
Charlotte, Collier, De Soto, Glades, Hendry, Lee, Sarasota
Indian River, Okeechobee, St. Lucie, Martin, Palm Beach
Broward
Dade, Monroe

Created on August 10, 2007
AHCA Contract No. FA614, Exhibit III-B, Page 5 of 5